UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 5, 2010

LAKELAND BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

New Jersey	33-27312	22-2953275
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Oak Ridge Road, Oak Ridge, New Jersey	07438
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (973) 697-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On March 9, 2010, Thomas J. Shara, President and Chief Executive Officer of Lakeland Bancorp Inc. (“Lakeland”), and Joseph F. Hurley, Lakeland’s Chief Financial Officer, will make a presentation at the Raymond James Conference to be held in Orlando, Florida. A printable version of the presentation is available on the Company’s website at http://www.lakelandbank.com. A copy of the presentation is also attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is attached to this Current Report on Form 8-K:

Exhibit 99.1	Presentation to be made by Messrs. Shara and Hurley on March 9, 2010 at the Raymond James Conference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAKELAND BANCORP, INC.

By:	/s/ THOMAS J. SHARA
Name:	Thomas J. Shara
Title:	President and Chief Executive Officer

Dated: March 5, 2010

Exhibit Index

Exhibit Number	Description

99.1	Presentation to be made by Messrs. Shara and Hurley on March 9, 2010 at the Raymond James Conference.